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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of Mercantile Bank Corporation (the "Issuer").

         I, Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

         (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 12, 2002

                                       /s/ Charles E. Christmas
                                       -------------------------------------
                                       Charles E. Christmas
                                       Senior Vice President, Chief
                                       Financial Officer and Treasurer